Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K/A, Amendment No. 1 of TechPrecision Corporation (the “Company”) for the year ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leonard M. Anthony, the Executive Chairman, and I, Richard F. Fitzgerald, the Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2014	/s/ Leonard M. Anthony Leonard M. Anthony Executive Chairman

Dated: July 29, 2014	/s/ Richard F. Fitzgerald
Richard F. Fitzgerald Chief Financial Officer